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                                                                  EXHIBIT 10.62



                              FORBEARANCE AGREEMENT

         FORBEARANCE AGREEMENT, dated as of June 30, 2000 (this "Forbearance Agreement"), among

         (i) DENALI INCORPORATED. (the "Borrower");

         (ii) each of the guarantors which are signatories hereto (each a "Guarantor", collectively, the "Guarantors");

         (iii) CANADIAN IMPERIAL BANK OF COMMERCE (in its capacity as administrative agent for the Lenders referenced below, the "Administrative Agent");

         (iv) ING (U.S.) CAPITAL LLC (in its capacity as documentation agent for the Lenders referenced below, the "Documentation Agent"); and

         (vii) the lenders party to the Credit Agreement referenced below (the "Lenders"), in respect of the Credit Agreement referenced below.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Guarantors are party to that certain Guarantee, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, an Event of Default (as defined in the Credit Agreement) shall exist under Section 11(a) of the Credit Agreement based upon the failure of the Borrower to pay installments of principal due as of June 30, 2000 and Events of Default exist under Section 11(c) of the Credit Agreement relating to the failure of the Borrower to comply with the financial covenants contained in
Section 10.1 of the Credit Agreement as of December 31, 1999 and March 31, 2000 (the "Specified Events of Default");

         WHEREAS, the Administrative Agent, the Documentation Agent and the Lenders are unwilling to waive the Specified Events of Default; and




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         WHEREAS, notwithstanding the foregoing, subject to the terms and conditions hereof, the Administrative Agent, the Documentation Agent and the Lenders are willing, during the period (the "Forbearance Period") commencing on the date hereof and ending on July 31, 2000 (the "Forbearance Termination Date"), to forbear in the enforcement of the remedies set forth in the Loan Documents (as defined in the Credit Agreement) including the Guarantee as set forth herein; provided, that the rights of the Administrative Agent, the Documentation Agent and the Lenders shall not be otherwise waived or impaired.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Lenders hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Acknowledgments.

               (a) Each of the Borrower and each Guarantor acknowledges and affirms that, as of the date hereof, the Borrower is indebted to the Lenders
   (i) in respect of the Term Loans and the Term Notes in an aggregate outstanding principal amount equal to $17,250,000 plus interest thereon, (ii) in respect of the Revolving Credit Loans and the Revolving Credit Notes in an aggregate outstanding principal amount equal to $22,327,448 plus interest thereon and (iii) in respect of the Acquisition Loans and the Acquisition Notes in an aggregate outstanding principal amount equal to $15,300,000 plus interest thereon.

               (b) Each of the Borrower and each Guarantor and acknowledges and affirms that, as of the date hereof, (i) there exists no defense to the repayment by the Borrower of all amounts owing under the Credit Agreement and
   (ii) neither the Borrower nor any Guarantor has any claim against any Lender, the Documentation Agent or the Administrative Agent in respect of any matter relating to or arising under the Loan Documents or this Forbearance Agreement and the transactions contemplated thereby or hereby.

               (c) Each of the Borrower and each Guarantor acknowledges and reaffirms the effectiveness and continuing validity of the Credit Agreement, the Guarantee and each other Loan Document to which it is a party.

               (d) Each of the Borrower and each Guarantor acknowledges and affirms that the Specified Events of Default have occurred and is continuing and that, pursuant to Section 11 of the Credit Agreement, but for the effectiveness of this Forbearance Agreement, the Administrative Agent is presently entitled, with the consent of the Lenders, to terminate the Commitments and to declare the outstanding indebtedness and the other amounts owing under the Credit Agreement to be due and payable and to exercise all remedies available under the Loan Documents and at law.


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               (e) Each Guarantor acknowledges and consents to this Forbearance
   Agreement and to the terms hereof, this Forbearance Agreement and the terms hereof to be without prejudice to such Guarantor's liability pursuant to the Guarantee and the other Loan Documents to which it is a party.

               (f) Each of the Borrower and each Guarantor acknowledges and affirms that it has been advised by its legal counsel in connection with the negotiation and execution and delivery of this Forbearance Agreement.

         3. Forbearance; Deferral of Principal; Interest Rate.

               (a) Subject to the terms and conditions set forth herein, none of the Administrative Agent, the Documentation Agent or any Lender shall exercise any of the remedies set forth in the Credit Agreement or in any of the other Loan Documents in respect of the Specified Events of Default during the Forbearance Period.

               (b) Subject to the terms and conditions set forth herein, the unpaid principal installments of the Term Loans and the Acquisition Loans which were due on June 30, 2000 shall be deferred until, and shall be due on, the Forbearance Termination Date.

               (c) Subject to the terms and conditions set forth herein, interest shall accrue on all unpaid Obligations during the Forbearance Period at the rates provided for such Obligations in Section 6.1 of the Credit Agreement; provided, that during the Forbearance Period, no Eurodollar Loan shall be made or continued with an Interest Period that ends later than the Forbearance Termination Date.

         4. Termination. This Forbearance Agreement shall terminate on the Forbearance Termination Date, unless earlier terminated upon the occurrence of a Forbearance Event of Default.

         5. Representations and Warranties. In order to induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Forbearance Agreement, the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and to each Lender that:

               (a) Other than as set forth in Section 5(b), each of the representations and warranties made by the Borrower and each of the Guarantors in each Loan Document to which it is a party is true and correct in all material respects as of the date hereof.

               (b) Other than the Specified Events of Default, no Default or Event of Default has occurred and is continuing as of the date hereof.

         6. Conditions Precedent to Effectiveness of Forbearance Agreement. This Forbearance Agreement shall not become effective unless and until:



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               (a) the Administrative Agent has received this Forbearance
   Agreement, executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Required Lenders, the Administrative Agent and the Documentation Agent;

               (b) payments due to the holders of the Permanent Subordinated Debt as of June 30, 2000 shall have been deferred pursuant to the Waiver Agreement, dated as of the date hereof among the Borrower and the holders of the Permanent Subordinated Debt and such Waiver Agreement shall have been duly executed by the Borrower and each such noteholder; and

               (c) the Administrative Agent has received such other documents and information as the Administrative Agent may reasonably require, which documents and information shall be satisfactory to the Administrative Agent in its sole discretion.

         7. Forbearance Events of Default. The Forbearance Period shall immediately terminate and this Forbearance Agreement shall be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):

               (a) the occurrence of one or more Defaults or Events of Default under the Credit Agreement (other than a Specified Event of Default); or

               (b) any representation or warranty made or deemed made by the Borrower or any Guarantor herein or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with this Forbearance Agreement or on or subsequent to the date hereof under or in connection with any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (c) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained herein; or

               (d) the Borrower shall make, or permit to be made by any Guarantor, any payment to any Person in respect of the Permanent Subordinated Debt so long as an Event of Default shall continue to exist under of the Credit Agreement and a payment blockage notice shall remain in effect, in each case without the prior written consent of the Administrative Agent, the Documentation Agent and the Lenders.

         8. Absence of Waiver. The parties hereto agree that the agreements set forth herein shall not be deemed to:

               (a) be a consent to cure, or waiver of, any Default or Event of Default;

               (b) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement or any other Loan Document;



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               (c) impose upon any Lender, the Administrative Agent or the
   Documentation Agent any commitment or obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or other Loan Documents;

               (d) impose upon any Lender, the Administrative Agent or any Documentation Agent any commitment or obligation, express or implied, to grant or extend any financial accommodations to the Borrower or the Guarantors (other than as expressly set forth herein) or to modify or extend this Forbearance Agreement; or

               (e) prejudice any right or remedy that the Administrative Agent, the Documentation Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Loan Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

         9. Release of Claims and Waiver. Each of the Borrower and each Guarantor hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent and the Documentation Agent and each of their employees, agents, representative, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the "Released Parties"), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement or the Loan Documents (collectively, the "Released Matters"). Each of the Borrower and each Guarantor hereby acknowledges that the agreements in this Section 9 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         10. Miscellaneous.

               (a) Section headings used in this Forbearance Agreement are for convenience of reference only and shall not affect the construction of this Forbearance Agreement.

               (b) This Forbearance Agreement may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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               (c) This Forbearance Agreement and the rights and obligations of the parties under this Forbearance Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               (d) This Forbearance Agreement shall be deemed a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents.

               (e) This Forbearance Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof. (f) Time is of the essence in this Forbearance Agreement.

               (g) No amendment or modification of this Forbearance Agreement shall be effective unless made in writing and signed by all parties. Each of the Borrower and each of the Guarantors acknowledges and agrees that any and all future discussions with any Lender, the Administrative Agent or the Documentation Agent shall be without prejudice to any Lender, the Administrative Agent or the Documentation Agent and shall not be deemed to modify, waive, or amend any term or provision of this Forbearance Agreement or the Loan Documents.




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         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be duly executed and delivered as of the day and year first above written.

                                         DENALI INCORPORATED,
                                         as Borrower

                                         By: /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                            Name:  R. Kevin Andrews
                                            Title: CFO/Treasurer

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Administrative Agent
                                         By: /s/ GERALD GIRARDI
                                            -----------------------------------
                                            Name:  GERALD GIRARDI
                                            Title: Executive Director

                                         ING (U.S.) CAPITAL LLC,
                                         as Documentation Agent and as a Lender
                                         By: /s/ ROBERT FELLOWS
                                            -----------------------------------
                                            Name:  ROBERT FELLOWS
                                            Title: Director

                                         CIBC INC.,
                                         as a Lender
                                         By: /s/ GERALD GIRARDI
                                            -----------------------------------
                                            Name:  GERALD GIRARDI
                                            Title: Executive Director

                                         KEY CORPORATE CAPITAL INC.,
                                         as a Lender
                                         By: /s/ MICHAEL D. CARROLL
                                            -----------------------------------
                                            Name:  MICHAEL D. CARROLL
                                            Title: Vice President



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                                         BANK OF OKLAHOMA N.A.,
                                         as a Lender
                                         By: /s/ PAMELA J. BEEN
                                            -----------------------------------
                                            Name:  PAMELA J. BEEN
                                            Title: Assistant Vice President


                                         SOUTHWEST BANK OF TEXAS, N.A.,
                                         as a Lender
                                         By: /s/ CY CLARK
                                            -----------------------------------
                                            Name:  CY CLARK
                                            Title: Senior Vice President


                                         THE GUARANTORS:
                                         ---------------


                                         CONTAINMENT SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         CONTAINMENT SOLUTIONS SERVICES, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         INSTRUMENTATION SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         DENALI MANAGEMENT, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY




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                                         SPECIALTY SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         BELCO MANUFACTURING COMPANY, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         ERSHIGS, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         SEFCO, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         FIBERCAST COMPANY
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


                                         PLASTI-FAB, INC.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY



                                         DENALI HOLDINGS MANAGEMENT L.L.C.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY




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                                         DENALI OPERATING MANAGEMENT, LTD.
                                         By: /s/ JANICE MCCORMICK
                                            -----------------------------------
                                            Name:  JANICE MCCORMICK
                                            Title: ASSISTANT SECRETARY


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